SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2010



[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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       ANNUAL REPORT
       USAA GROWTH & INCOME FUND
       JULY 31, 2010

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FUND OBJECTIVE

CAPITAL GROWTH AND, SECONDARILY, CURRENT INCOME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                           10

FINANCIAL INFORMATION

   Distributions to Shareholders                                              13

   Report of Independent Registered Public Accounting Firm                    14

   Portfolio of Investments                                                   15

   Notes to Portfolio of Investments                                          28

   Financial Statements                                                       30

   Notes to Financial Statements                                              33

EXPENSE EXAMPLE                                                               48

ADVISORY AGREEMENTS                                                           50

TRUSTEES' AND OFFICERS' INFORMATION                                           58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

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AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S. economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface. As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on European banks suggested they were in better shape than many had feared. Congress passed financial regulatory legislation,

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2  | USAA GROWTH & INCOME FUND
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and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected.
Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds. Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate-term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.*               Wellington Management Company, LLP
    AZIZ V. HAMZAOGULLARI, CFA                     MATTHEW E. MEGARGEL, CFA
                                                   FRANCIS J. BOGGAN, CFA
                                                   JEFF L. KRIPKE
Barrow, Hanley, Mewhinney & Strauss, LLC
    MARK GIAMBRONE, CPA                       UBS Global Asset Management
    JAMES P. BARROW                           (Americas) Inc.
    RAY NIXON, Jr.                                 JOHN C. LEONARD, CFA
    ROBERT J. CHAMBERS, CFA                        THOMAS M. COLE, CFA
    TIMOTHY J. CULLER, CFA                         THOMAS J. DIGENAN, CFA, CPA

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o  HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM?

   For its most recent fiscal year ended July 31, 2010, the Fund had a total return of 15.74%. This compares to returns of 14.82% for the Russell 3000 Index (the Index) and 15.61% for the Lipper Multi-Cap Core Funds Index.

   The Fund has four subadvisers. Wellington Management Company, LLP (Wellington Management) manages in a core style against the Index. UBS Global Asset Management (Americas) Inc. (UBS) uses a core U.S. large-cap equity strategy, also managing against the Index. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is a

   Refer to page 11 for benchmark definitions.

   Past performance is no guarantee of future results.

   *Effective June 4, 2010, Aziz V. Hamzaogullari succeeds Mark B. Baribeau, Pamela N. Czekanski, and Richard D. Skaggs as sole portfolio manager of the Loomis Sayles' portion of the Fund.

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4  | USAA GROWTH & INCOME FUND
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   value-oriented manager, managing against the Russell 3000 Value Index.
   Loomis, Sayles & Company L.P. (Loomis Sayles) is a growth-oriented manager, managing against the Russell 3000 Growth Index.

o  HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

   For the 12-month period, Wellington Management underperformed the Russell 3000 Index as security selection was strong in the industrials, healthcare and utilities sectors, while selection within information technology, materials, and consumer discretionary detracted. Sector allocation decisions had a neutral affect on performance.

   On an individual stock level, the Fund's top positive contributors to performance relative to the Index included Precision Castparts Corp., a provider of industrial components to the aerospace and defense industry, Hartford Financial Services Group, Inc., and information technology services provider Dell Perot Systems. Detractors from comparative performance included Apple, Inc., the money transfer firm Western Union Co., and Fluor Corp., a global engineering and construction company. Exxon Mobil Corp., the global pharmaceutical company Pfizer, Inc., and QUALCOMM, Inc., a producer of semiconductors for digital wireless telecommunications, were among other holdings that detracted from performance.

o  HOW IS WELLINGTON MANAGEMENT POSITIONED?

   We have maintained a modest pro-cyclical position in the portfolio, as we believe that policymakers are unlikely to remove fiscal and monetary stimulus in earnest until employment begins to rise steadily. At a sector level, we continue to be overweight information technology and industrials. Within information technology, we see several trends that point to reasonably solid revenue growth for well-positioned

   Dell Perot Systems and Fluor Corp. were sold out of the Fund prior to July 31, 2010.

   You will find a complete list of securities that the Fund owns on pages
   15-26.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   technology firms. Further, the best technology companies are adept at managing margins. We also maintain an overweight to industrials with a focus on "later cycle" companies, especially those benefiting from the aerospace cycle and electrical projects. In addition, we are underweight consumer staples, where we view valuation levels as fully priced. We also continue to underweight utilities, where weak industrial demand and lower electricity prices provide a challenging environment for deregulated companies, while significant budget shortfalls in many states create heightened uncertainty for regulated entities whose return on assets can be restricted. Additionally, we are modestly underweight in financials, as uncertainty regarding asset values on banks' balance sheets and a lack of predictability concerning regulatory capital requirements restrict the ability of banks to lend or reinitiate dividends in the near term.

o  HOW DID THE UBS PORTION PERFORM?

   We outperformed the Index during the review period, with stock selection being the most important driver, whereas sector allocation modestly detracted from results. From a stock selection perspective, our holdings in the information technology, energy, and health care sectors were the largest contributors to relative performance, while stock selection in the financials, utilities, and materials sectors detracted from relative performance. From a sector allocation perspective, the largest detractors were overweights to utilities, health care, and energy. On the positive side, overweights to consumer discretionary and industrials, and an underweight to consumer staples, helped performance.

   In terms of strong performing holdings, virtualization software company VMware, Inc. "A" posted good results following a big jump in first quarter sales. In addition, oil and gas exploration and production firm Anadarko Petroleum Corp. made a strong contribution to performance. We bought Anadarko Petroleum Corp. back into the portfolio when it became much more attractively valued, in our view,

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6  | USAA GROWTH & INCOME FUND
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   after the stock fell more than 50% since mid-April due to the BP oil spill.
   On the negative side, holdings such as Exelon Corp. and FirstEnergy Corp. detracted from relative return. However, we believe that both companies will have an advantage when pending carbon legislation imposes a cap-and-trade system. We continue to hold both stocks. Agricultural firm Monsanto Co. underperformed due to current challenges in the company's herbicide business and the perception of future problems in the company's primary value engine, the seeds and traits segment. However, we believe that Monsanto Co. will be able to leverage its technology lead to create significant value via increased crop yields, decreased farming costs, and enhanced farming convenience.

o  WHAT IS UBS' OUTLOOK?

   While we do not believe that the U.S. economy will experience a double-dip recession, we expect to see more modest economic growth during the second half of 2010 and into 2011. More muted growth will likely be driven by continued high unemployment, relatively modest consumer spending, and ongoing strains in the housing market. Against this backdrop, there may be periods of heightened volatility. We believe we are well positioned in this environment and we will continue to look for what we think are attractively valued opportunities in the marketplace.

o  HOW DID THE VALUE-ORIENTED BHMS PORTION PERFORM?

   We slightly lagged the Russell 3000 Value Index after expenses. The largest positive contribution to performance came from stock selection within the financials sector. Among financials holdings, American Express Co. was a standout. American Express Co. shares have

   The unmanaged Russell 3000(R) Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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   benefited from the company's high-quality customer base, which has resulted in a more rapid decline in the volume of consumer debt charged off in the wake of the credit crisis compared with its competitors. Capital One Financial Corp. also outperformed over the 12-month period on the strength of improved credit performance. We believe that both firms continue to be reasonably valued, and we have maintained our exposures there.

   On the downside, selection within information technology was the most significant detractor from performance. Handset manufacturer Nokia Corp. ADR was the biggest laggard, as the firm missed the initial boom in smartphones, partly as a result of a delayed product release. We continue to hold the stock as we expect Nokia Corp. ADR to launch products that will allow them to benefit from growth in the smartphone segment. In addition, we continue to overweight the health care sector, which has underperformed as the market digests the implications of healthcare reform in the early stages of its implementation. In our view, the market has more than discounted the worst-case scenario and we expect the sector to benefit as clarity increases over the coming months.

o  WHAT IS BHMS' OUTLOOK?

   The stocks that rallied most strongly before the recent market pullback were generally lower-quality issues with less compelling earnings and dividend profiles. As a result, we currently see significant opportunity in the market, with many high-quality, industry-leading companies that were left behind in the earlier rally selling at attractive relative valuations. In this vein, some of the stocks that we have added or increased exposure to include the drugstore chain Walgreen Co., the securities industry servicer State Street Corp., the food services company Sysco Corp., and the high-end retailer Limited Brands Inc. In broad terms, we continue to see value in the sectors we have been overweighting, including consumer discretionary, health care, and information technology.

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8  | USAA GROWTH & INCOME FUND

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o  HOW DID THE GROWTH-ORIENTED LOOMIS SAYLES PORTION PERFORM?

   We significantly outperformed the Russell 3000 Growth benchmark during the period. The primary driver of our outperformance came from security selection in three sectors -- information technology, consumer discretionary, and health care. Key individual contributions came from Apple, Inc. in the information technology sector, Priceline.com Inc. in the consumer discretionary area, and Biogen Idec, Inc. in the health care sector. Our portion of the Fund enjoyed positive security selection in all market sectors, with the exception of consumer staples and energy. The largest individual detractors were the information technology firm Brocade Communications Systems, Inc. and the nutritional supplement manufacturer and distributor NBTY, Inc.

o  HOW IS LOOMIS SAYLES POSITIONED?

   Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. The nature of this process lends us to lower portfolio turnover, where sector positioning is derived from our fundamental research. After aligning the portfolio with this investment approach, our current positioning from a bottom-up perspective leads us to overweight technology, health care, and financials, with underweights to energy, materials, and industrials. Despite the prevalence of many macroeconomic issues that have arisen during the past 12 months, we avoid trying to draw investment decisions from macroeconomic factors, and we remain committed to our long-term investment approach.

   Priceline.com, Inc., Brocade Communications Systems, Inc. and NBTY, Inc. were sold out of the Fund prior to July 31, 2010.

   The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

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                                           MANAGERS' COMMENTARY ON THE FUND |  9

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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND (Symbol: USGRX)

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                                               7/31/10              7/31/09
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
Net Assets                                 $1,031.2 Million      $927.1 Million
Net Asset Value Per Share                      $13.06                $11.35


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                AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
--------------------------------------------------------------------------------
    1 Year                           5 Years                        10 Years
    15.74%                            -0.88%                          0.86%

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                       TOTAL ANNUAL OPERATING EXPENSES*
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                                     1.12%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2009, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA GROWTH & INCOME FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA GROWTH & INCOME       LIPPER MULTI-CAP      RUSSELL 3000
                         FUND                CORE FUNDS INDEX         INDEX
 7/31/2000            $10,000.00                $10,000.00          $10,000.00
 8/31/2000             10,485.09                 10,705.48           10,741.62
 9/30/2000             10,136.65                 10,213.71           10,255.27
10/31/2000             10,363.40                 10,098.31           10,109.25
11/30/2000             10,012.97                  9,238.50            9,177.46
12/31/2000             10,347.31                  9,440.69            9,331.69
 1/31/2001             10,605.61                  9,766.58            9,650.92
 2/28/2001             10,125.18                  8,887.38            8,769.13
 3/31/2001              9,695.54                  8,360.24            8,197.51
 4/30/2001             10,399.55                  9,037.50            8,854.91
 5/31/2001             10,430.60                  9,113.65            8,926.03
 6/30/2001             10,159.05                  8,956.83            8,761.44
 7/31/2001             10,210.91                  8,776.74            8,617.04
 8/31/2001              9,593.80                  8,279.47            8,108.32
 9/30/2001              8,819.19                  7,430.76            7,392.97
10/31/2001              8,923.13                  7,632.51            7,564.97
11/30/2001              9,598.73                  8,231.90            8,147.65
12/31/2001              9,713.26                  8,424.79            8,262.49
 1/31/2002              9,557.38                  8,238.48            8,158.88
 2/28/2002              9,449.87                  8,089.68            7,992.04
 3/31/2002              9,730.04                  8,417.09            8,342.46
 4/30/2002              9,245.69                  8,059.32            7,904.77
 5/31/2002              9,170.34                  7,993.30            7,813.19
 6/30/2002              8,508.58                  7,367.08            7,250.76
 7/31/2002              7,888.89                  6,786.08            6,674.30
 8/31/2002              7,915.83                  6,829.01            6,705.83
 9/30/2002              7,123.49                  6,200.99            6,001.25
10/31/2002              7,608.82                  6,593.62            6,479.11
11/30/2002              8,153.46                  6,995.15            6,871.16
12/31/2002              7,646.99                  6,593.21            6,482.70
 1/31/2003              7,420.46                  6,481.88            6,324.08
 2/28/2003              7,293.38                  6,369.97            6,220.03
 3/31/2003              7,334.09                  6,390.57            6,285.44
 4/30/2003              7,876.12                  6,887.58            6,798.70
 5/31/2003              8,357.32                  7,353.35            7,209.10
 6/30/2003              8,517.11                  7,463.14            7,306.38
 7/31/2003              8,721.87                  7,607.33            7,473.99
 8/31/2003              8,910.04                  7,841.26            7,639.62
 9/30/2003              8,781.11                  7,736.95            7,556.68
10/31/2003              9,357.29                  8,197.73            8,014.00
11/30/2003              9,495.79                  8,325.73            8,124.38
12/31/2003              9,881.55                  8,657.67            8,495.99
 1/31/2004             10,020.18                  8,861.08            8,673.23
 2/29/2004             10,175.44                  8,998.71            8,790.07
 3/31/2004             10,030.18                  8,896.56            8,685.73
 4/30/2004              9,852.66                  8,709.25            8,506.14
 5/31/2004              9,974.71                  8,813.57            8,629.76
 6/30/2004             10,260.99                  9,008.66            8,801.28
 7/31/2004              9,833.68                  8,639.29            8,468.45
 8/31/2004              9,783.74                  8,632.94            8,503.33
 9/30/2004              9,952.50                  8,817.54            8,634.04
10/31/2004             10,035.81                  8,950.57            8,775.85
11/30/2004             10,541.21                  9,399.86            9,183.80
12/31/2004             10,932.36                  9,730.38            9,511.04
 1/31/2005             10,695.09                  9,509.02            9,257.71
 2/28/2005             10,890.84                  9,701.27            9,461.51
 3/31/2005             10,716.58                  9,548.74            9,301.47
 4/30/2005             10,490.97                  9,288.82            9,099.39
 5/31/2005             10,876.88                  9,669.17            9,444.17
 6/30/2005             10,929.04                  9,775.63            9,510.15
 7/31/2005             11,386.65                 10,190.01            9,900.30
 8/31/2005             11,374.76                 10,143.61            9,805.92
 9/30/2005             11,449.75                 10,234.73            9,891.71
10/31/2005             11,176.15                 10,023.12            9,706.46
11/30/2005             11,657.93                 10,408.87           10,084.04
12/31/2005             11,686.01                 10,530.36           10,093.09
 1/31/2006             12,091.15                 10,921.47           10,430.31
 2/28/2006             12,008.86                 10,878.06           10,448.85
 3/31/2006             12,119.57                 11,120.50           10,629.46
 4/30/2006             12,278.03                 11,258.27           10,744.78
 5/31/2006             11,688.54                 10,868.28           10,400.78
 6/30/2006             11,709.62                 10,836.25           10,419.18
 7/31/2006             11,525.37                 10,706.39           10,409.42
 8/31/2006             11,633.38                 10,959.78           10,664.07
 9/30/2006             12,015.22                 11,195.12           10,902.79
10/31/2006             12,390.70                 11,611.59           11,295.26
11/30/2006             12,740.72                 11,886.59           11,541.02
12/31/2006             12,802.32                 12,019.52           11,679.24
 1/31/2007             13,178.03                 12,281.50           11,901.54
 2/28/2007             12,951.19                 12,119.62           11,706.30
 3/31/2007             13,170.94                 12,247.38           11,828.15
 4/30/2007             13,603.36                 12,723.68           12,300.64
 5/31/2007             14,262.61                 13,200.06           12,748.91
 6/30/2007             14,120.84                 13,085.75           12,510.14
 7/31/2007             13,652.98                 12,667.09           12,083.51
 8/31/2007             13,773.49                 12,748.89           12,256.96
 9/30/2007             14,276.79                 13,193.20           12,703.82
10/31/2007             14,737.56                 13,459.09           12,936.86
11/30/2007             14,113.75                 12,854.30           12,354.46
12/31/2007             14,017.79                 12,737.02           12,279.70
 1/31/2008             13,043.42                 12,021.72           11,535.40
 2/29/2008             12,576.71                 11,704.95           11,177.12
 3/31/2008             12,396.57                 11,540.23           11,110.90
 4/30/2008             13,108.92                 12,120.25           11,666.54
 5/31/2008             13,444.63                 12,417.31           11,905.55
 6/30/2008             12,406.41                 11,427.30           10,923.09
 7/31/2008             12,184.87                 11,260.07           10,835.97
 8/31/2008             12,283.33                 11,367.55           11,004.27
 9/30/2008             10,994.13                 10,100.06            9,969.60
10/31/2008              8,913.72                  8,192.09            8,201.40
11/30/2008              8,083.19                  7,477.18            7,553.98
12/31/2008              8,206.56                  7,712.51            7,698.50
 1/31/2009              7,595.60                  7,167.09            7,052.44
 2/28/2009              6,910.35                  6,504.10            6,313.66
 3/31/2009              7,493.57                  7,029.36            6,866.69
 4/30/2009              8,338.15                  7,939.79            7,589.30
 5/31/2009              8,785.28                  8,429.44            7,994.24
 6/30/2009              8,706.63                  8,421.87            8,021.48
 7/31/2009              9,411.46                  9,120.47            8,645.84
 8/31/2009              9,734.84                  9,431.37            8,954.77
 9/30/2009             10,203.27                  9,859.17            9,329.94
10/31/2009              9,970.82                  9,570.91            9,089.98
11/30/2009             10,551.96                 10,093.09            9,606.50
12/31/2009             10,854.74                 10,435.08            9,880.26
 1/31/2010             10,430.53                 10,051.12            9,524.10
 2/28/2010             10,829.79                 10,389.67            9,846.98
 3/31/2010             11,498.51                 11,028.79           10,467.61
 4/30/2010             11,698.34                 11,243.43           10,693.50
 5/31/2010             10,732.50                 10,358.66            9,848.75
 6/30/2010             10,083.92                  9,842.34            9,282.56
 7/31/2010             10,892.97                 10,478.98            9,926.98

                                   [END CHART]

                     Data from 7/31/00 to 7/31/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the following benchmarks:

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2010
                                (% of Net Assets)

Microsoft Corp. .........................................................  2.2%
Wells Fargo & Co. .......................................................  1.8%
QUALCOMM, Inc. ..........................................................  1.5%
JPMorgan Chase & Co. ....................................................  1.5%
Exxon Mobil Corp. .......................................................  1.5%
Google, Inc. "A" ........................................................  1.4%
Visa, Inc. "A" ..........................................................  1.4%
Hewlett-Packard Co. .....................................................  1.4%
Amazon.com, Inc. ........................................................  1.4%
Bank of America Corp. ...................................................  1.3%

                    o SECTOR ASSET ALLOCATION* -- 7/31/2010 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                    21.2%
FINANCIALS                                                                16.1%
CONSUMER DISCRETIONARY                                                    13.3%
HEALTH CARE                                                               13.3%
INDUSTRIALS                                                               11.7%
ENERGY                                                                     9.0%
CONSUMER STAPLES                                                           6.7%
UTILITIES                                                                  3.2%
MATERIALS                                                                  2.1%
TELECOMMUNICATION SERVICES                                                 1.5%
MONEY MARKET INSTRUMENTS                                                   0.9%
EXCHANGE-TRADED FUNDS**                                                    0.7%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-26.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2010, certain dividends paid by the Fund qualify as interest related dividends. The Fund designated $10,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2010

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (98.8%)

             COMMON STOCKS (98.0%)

             CONSUMER DISCRETIONARY (13.3%)
             ------------------------------
             ADVERTISING (0.8%)
   512,000   Interpublic Group of Companies, Inc.*                    $    4,680
    93,278   Omnicom Group, Inc.                                           3,475
                                                                      ----------
                                                                           8,155
                                                                      ----------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
    90,500   Hanesbrands, Inc.*                                            2,267
                                                                      ----------
             APPAREL RETAIL (0.9%)
    53,400   Aeropostale, Inc.*                                            1,518
    56,280   Buckle, Inc.(a)                                               1,550
    43,240   Children's Place Retail Stores, Inc.*                         1,810
    80,600   Limited Brands, Inc.                                          2,067
    58,190   TJX Companies, Inc.                                           2,416
                                                                      ----------
                                                                           9,361
                                                                      ----------
             AUTO PARTS & EQUIPMENT (0.3%)
    65,900   BorgWarner, Inc.*                                             2,890
                                                                      ----------
             AUTOMOBILE MANUFACTURERS (0.1%)
   108,685   Ford Motor Co.*                                               1,388
                                                                      ----------
             AUTOMOTIVE RETAIL (0.2%)
    34,600   Advance Auto Parts, Inc.                                      1,852
                                                                      ----------
             BROADCASTING (0.4%)
   273,980   CBS Corp. "B"                                                 4,050
                                                                      ----------
             CABLE & SATELLITE (1.0%)
   514,500   Comcast Corp. "A"                                            10,017
                                                                      ----------
             CASINOS & GAMING (0.3%)
   124,500   International Game Technology                                 1,898
    61,400   Las Vegas Sands Corp.*                                        1,649
                                                                      ----------
                                                                           3,547
                                                                      ----------
             COMPUTER & ELECTRONICS RETAIL (0.4%)
   232,500   GameStop Corp. "A"*                                           4,661
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             DEPARTMENT STORES (0.4%)
   136,685   Nordstrom, Inc.(a)                                       $    4,647
                                                                      ----------
             EDUCATION SERVICES (0.6%)
    73,600   Apollo Group, Inc. "A"*                                       3,395
    35,400   ITT Educational Services, Inc.*                               2,858
                                                                      ----------
                                                                           6,253
                                                                      ----------
             FOOTWEAR (0.5%)
   271,769   Timberland Co. "A"*                                           4,789
                                                                      ----------
             GENERAL MERCHANDISE STORES (0.4%)
    55,800   Family Dollar Stores, Inc.                                    2,307
    30,761   Target Corp.                                                  1,579
                                                                      ----------
                                                                           3,886
                                                                      ----------
             HOME IMPROVEMENT RETAIL (0.8%)
   105,434   Home Depot, Inc.(a)                                           3,006
   276,445   Lowe's Companies, Inc.                                        5,733
                                                                      ----------
                                                                           8,739
                                                                      ----------
             HOTELS, RESORTS, & CRUISE LINES (1.1%)
   276,900   Carnival Corp.                                                9,603
    61,000   Royal Caribbean Cruises Ltd.*                                 1,760
                                                                      ----------
                                                                          11,363
                                                                      ----------
             HOUSEHOLD APPLIANCES (0.6%)
    98,500   Stanley Black & Decker, Inc.                                  5,715
                                                                      ----------
             HOUSEWARES & SPECIALTIES (0.7%)
   161,400   Fortune Brands, Inc.                                          7,082
                                                                      ----------
             INTERNET RETAIL (2.3%)
   119,662   Amazon.com, Inc.*                                            14,107
   186,132   Blue Nile, Inc.*(a)                                           9,474
                                                                      ----------
                                                                          23,581
                                                                      ----------
             MOVIES & ENTERTAINMENT (0.9%)
    39,100   DreamWorks Animation SKG, Inc. "A"*                           1,218
   147,600   Time Warner, Inc.                                             4,644
   120,000   Viacom, Inc. "B"                                              3,965
                                                                      ----------
                                                                           9,827
                                                                      ----------
             RESTAURANTS (0.3%)
    39,190   McDonald's Corp.                                              2,733
                                                                      ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             SPECIALIZED CONSUMER SERVICES (0.1%)
    88,300   Service Corp. International                              $      752
                                                                      ----------
             Total Consumer Discretionary                                137,555
                                                                      ----------
             CONSUMER STAPLES (6.7%)
             -----------------------
             DISTILLERS & VINTNERS (0.2%)
    26,100   Diageo plc ADR                                                1,824
                                                                      ----------
             DRUG RETAIL (0.1%)
    49,800   Walgreen Co.                                                  1,422
                                                                      ----------
             FOOD DISTRIBUTORS (0.1%)
    46,100   Sysco Corp.                                                   1,428
                                                                      ----------
             FOOD RETAIL (0.4%)
   185,900   Kroger Co.                                                    3,937
                                                                      ----------
             HOUSEHOLD PRODUCTS (1.6%)
    53,699   Clorox Co.                                                    3,484
   212,067   Procter & Gamble Co.                                         12,970
                                                                      ----------
                                                                          16,454
                                                                      ----------
             HYPERMARKETS & SUPER CENTERS (0.2%)
    43,680   Wal-Mart Stores, Inc.                                         2,236
                                                                      ----------
             PACKAGED FOODS & MEAT (0.6%)
    25,200   H.J. Heinz Co.                                                1,121
   136,656   McCormick & Co., Inc.                                         5,375
                                                                      ----------
                                                                           6,496
                                                                      ----------
             PERSONAL PRODUCTS (0.6%)
   200,200   Avon Products, Inc.(a)                                        6,232
                                                                      ----------
             SOFT DRINKS (1.4%)
    31,447   Coca-Cola Co.                                                 1,733
   192,350   PepsiCo, Inc.                                                12,485
                                                                      ----------
                                                                          14,218
                                                                      ----------
             TOBACCO (1.5%)
    89,900   Altria Group, Inc.                                            1,992
    57,100   Imperial Tobacco Group plc ADR                                3,221
    19,100   Lorillard, Inc.                                               1,456
   126,240   Philip Morris International, Inc.                             6,443
    30,700   Reynolds American, Inc.                                       1,775
                                                                      ----------
                                                                          14,887
                                                                      ----------
             Total Consumer Staples                                       69,134
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             ENERGY (9.0%)
             -------------
             COAL & CONSUMABLE FUELS (0.6%)
    92,420   CONSOL Energy, Inc.                                      $    3,464
    71,400   Peabody Energy Corp.(a)                                       3,224
                                                                      ----------
                                                                           6,688
                                                                      ----------
             INTEGRATED OIL & GAS (3.7%)
    56,900   BP plc ADR                                                    2,189
     2,851   Chevron Corp.                                                   217
    64,901   ConocoPhillips                                                3,584
   250,145   Exxon Mobil Corp.                                            14,929
    78,100   Hess Corp.                                                    4,185
   208,300   Marathon Oil Corp.                                            6,968
    36,100   Murphy Oil Corp.                                              1,976
    52,500   Occidental Petroleum Corp.                                    4,091
                                                                      ----------
                                                                          38,139
                                                                      ----------
             OIL & GAS DRILLING (0.7%)
    59,900   Atwood Oceanics, Inc.*                                        1,629
   179,200   Noble Corp.*                                                  5,824
                                                                      ----------
                                                                           7,453
                                                                      ----------
             OIL & GAS EQUIPMENT & SERVICES (1.7%)
   128,200   Baker Hughes, Inc.                                            6,188
    73,400   Cameron International Corp.*(a)                               2,906
   109,515   Schlumberger Ltd.                                             6,534
   104,881   Weatherford International Ltd.*                               1,699
                                                                      ----------
                                                                          17,327
                                                                      ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.8%)
    72,200   Anadarko Petroleum Corp.                                      3,549
    33,200   Apache Corp.                                                  3,173
    19,600   EOG Resources, Inc.                                           1,911
    16,500   Noble Energy, Inc.                                            1,107
   177,253   Ultra Petroleum Corp.*                                        7,510
    14,100   Whiting Petroleum Corp.*                                      1,241
                                                                      ----------
                                                                          18,491
                                                                      ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
   121,000   El Paso Corp.                                                 1,491
   165,650   Spectra Energy Corp.                                          3,444
                                                                      ----------
                                                                           4,935
                                                                      ----------
             Total Energy                                                 93,033
                                                                      ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             FINANCIALS (16.0%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (3.0%)
   155,455   Ameriprise Financial, Inc.                               $    6,590
   166,600   Bank of New York Mellon Corp.                                 4,176
    34,727   Franklin Resources, Inc.                                      3,493
   179,419   Legg Mason, Inc.                                              5,183
   495,969   SEI Investments Co.                                           9,513
    51,100   State Street Corp.                                            1,989
                                                                      ----------
                                                                          30,944
                                                                      ----------
             CONSUMER FINANCE (1.9%)
   211,864   American Express Co.                                          9,458
   143,500   Capital One Financial Corp.                                   6,074
   319,900   SLM Corp.*                                                    3,839
                                                                      ----------
                                                                          19,371
                                                                      ----------
             DIVERSIFIED BANKS (1.8%)
   670,330   Wells Fargo & Co.                                            18,588
                                                                      ----------
             DIVERSIFIED CAPITAL MARKETS (0.4%)
   263,105   UBS AG*                                                       4,465
                                                                      ----------
             INSURANCE BROKERS (0.2%)
    80,600   Willis Group Holdings Ltd. plc                                2,466
                                                                      ----------
             INVESTMENT BANKING & BROKERAGE (0.5%)
    32,890   Goldman Sachs Group, Inc.                                     4,961
                                                                      ----------
             LIFE & HEALTH INSURANCE (1.8%)
   180,400   AFLAC, Inc.                                                   8,874
   140,500   MetLife, Inc.                                                 5,910
   149,400   Principal Financial Group, Inc.                               3,826
                                                                      ----------
                                                                          18,610
                                                                      ----------
             MULTI-LINE INSURANCE (0.5%)
   196,565   Hartford Financial Services Group, Inc.                       4,602
                                                                      ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.9%)
   944,930   Bank of America Corp.                                        13,267
   323,600   Citigroup, Inc.*                                              1,327
   373,850   JPMorgan Chase & Co.                                         15,058
                                                                      ----------
                                                                          29,652
                                                                      ----------
             PROPERTY & CASUALTY INSURANCE (1.1%)
    46,200   Allstate Corp.                                                1,305
   271,167   Assured Guaranty Ltd.                                         4,257
    51,100   AXIS Capital Holdings Ltd.                                    1,593

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    31,500   Chubb Corp.                                              $    1,658
   141,100   Fidelity National Financial, Inc. "A"                         2,084
    51,080   XL Group plc                                                    905
                                                                      ----------
                                                                          11,802
                                                                      ----------
             REGIONAL BANKS (0.7%)
   126,300   Fifth Third Bancorp                                           1,606
    99,700   PNC Financial Services Group, Inc.                            5,921
                                                                      ----------
                                                                           7,527
                                                                      ----------
             REITs - MORTGAGE (0.2%)
   103,300   Annaly Capital Management, Inc.                               1,797
                                                                      ----------
             SPECIALIZED FINANCE (0.8%)
   259,542   MSCI, Inc. "A"*                                               8,375
                                                                      ----------
             THRIFTS & MORTGAGE FINANCE (0.2%)
   124,100   New York Community Bancorp, Inc.                              2,142
                                                                      ----------
             Total Financials                                            165,302
                                                                      ----------
             HEALTH CARE (13.3%)
             -------------------
             BIOTECHNOLOGY (2.8%)
   221,985   Amgen, Inc.*                                                 12,105
   195,772   Biogen Idec, Inc.*                                           10,940
    86,700   Genzyme Corp.*                                                6,031
                                                                      ----------
                                                                          29,076
                                                                      ----------
             HEALTH CARE DISTRIBUTORS (0.1%)
    51,200   Cardinal Health, Inc.                                         1,652
                                                                      ----------
             HEALTH CARE EQUIPMENT (2.9%)
   123,000   Baxter International, Inc.                                    5,384
   286,000   Boston Scientific Corp.*                                      1,601
   152,300   Covidien plc                                                  5,684
   234,188   Medtronic, Inc.                                               8,658
    45,500   St. Jude Medical, Inc.*                                       1,673
   135,173   Zimmer Holdings, Inc.*                                        7,163
                                                                      ----------
                                                                          30,163
                                                                      ----------
             HEALTH CARE SERVICES (0.4%)
    92,900   Omnicare, Inc.(a)                                             2,288
    33,000   Quest Diagnostics, Inc.                                       1,551
                                                                      ----------
                                                                           3,839
                                                                      ----------
             LIFE SCIENCES TOOLS & SERVICES (0.3%)
    30,825   Thermo Fisher Scientific, Inc.*                               1,383
    21,300   Waters Corp.*                                                 1,366
                                                                      ----------
                                                                           2,749
                                                                      ----------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             MANAGED HEALTH CARE (1.9%)
    56,800   CIGNA Corp.                                              $    1,747
   100,600   Coventry Health Care, Inc.*                                   1,995
    35,300   Humana, Inc.*                                                 1,660
   257,295   UnitedHealth Group, Inc.                                      7,835
   120,730   WellPoint, Inc.*                                              6,123
                                                                      ----------
                                                                          19,360
                                                                      ----------
             PHARMACEUTICALS (4.9%)
    97,200   Allergan, Inc.                                                5,935
    33,300   AstraZeneca plc ADR(a)                                        1,679
   141,800   Bristol-Myers Squibb Co.                                      3,534
   178,700   Johnson & Johnson                                            10,381
   375,704   Merck & Co., Inc.                                            12,947
   130,138   Novartis AG ADR                                               6,343
   417,146   Pfizer, Inc.                                                  6,257
    38,630   Teva Pharmaceutical Industries Ltd. ADR                       1,887
    32,900   Watson Pharmaceuticals, Inc.*                                 1,332
                                                                      ----------
                                                                          50,295
                                                                      ----------
             Total Health Care                                           137,134
                                                                      ----------
             INDUSTRIALS (11.7%)
             -------------------
             AEROSPACE & DEFENSE (3.1%)
     9,255   Boeing Co.                                                      630
   119,800   General Dynamics Corp.                                        7,338
    39,600   Goodrich Corp.                                                2,886
   146,660   Honeywell International, Inc.                                 6,286
    16,300   ITT Corp.                                                       768
    43,400   L-3 Communications Holdings, Inc.                             3,170
    36,475   Precision Castparts Corp.(a)                                  4,457
   135,200   Raytheon Co.                                                  6,256
                                                                      ----------
                                                                          31,791
                                                                      ----------
             AIR FREIGHT & LOGISTICS (2.7%)
   252,675   Expeditors International of Washington, Inc.(a)              10,774
    80,600   FedEx Corp.                                                   6,654
   153,329   United Parcel Service, Inc. "B"                               9,966
                                                                      ----------
                                                                          27,394
                                                                      ----------
             AIRLINES (0.3%)
   295,500   Southwest Airlines Co.(a)                                     3,561
                                                                      ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.8%)
    29,700   Joy Global, Inc.                                              1,763
   142,950   PACCAR, Inc.                                                  6,550
                                                                      ----------
                                                                           8,313
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
    58,190   Belden, Inc.                                             $    1,390
    35,100   Cooper Industries plc                                         1,585
    54,970   Emerson Electric Co.                                          2,723
                                                                      ----------
                                                                           5,698
                                                                      ----------
             INDUSTRIAL CONGLOMERATES (0.8%)
   478,065   General Electric Co.                                          7,706
                                                                      ----------
             INDUSTRIAL MACHINERY (2.3%)
    36,100   Eaton Corp.                                                   2,832
    53,000   Flowserve Corp.                                               5,256
   224,500   Illinois Tool Works, Inc.                                     9,766
    27,380   Ingersoll-Rand plc(a)                                         1,026
   106,700   Pall Corp.(a)                                                 4,080
    20,600   SPX Corp.(a)                                                  1,227
                                                                      ----------
                                                                          24,187
                                                                      ----------
             RESEARCH & CONSULTING SERVICES (0.4%)
    50,483   CoStar Group, Inc.*                                           2,213
    11,700   Dun & Bradstreet Corp.                                          800
    35,203   Verisk Analytics, Inc. "A"*                                   1,045
                                                                      ----------
                                                                           4,058
                                                                      ----------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    64,800   WESCO International, Inc.*                                    2,328
                                                                      ----------
             TRUCKING (0.5%)
   118,900   Ryder System, Inc.(a)                                         5,192
                                                                      ----------
             Total Industrials                                           120,228
                                                                      ----------
             INFORMATION TECHNOLOGY (21.2%)
             ------------------------------
             APPLICATION SOFTWARE (2.3%)
   181,400   Autodesk, Inc.*                                               5,358
   131,597   FactSet Research Systems, Inc.(a)                             9,870
   171,000   Intuit, Inc.*                                                 6,797
    67,600   JDA Software Group, Inc.*                                     1,589
                                                                      ----------
                                                                          23,614
                                                                      ----------
             COMMUNICATIONS EQUIPMENT (2.7%)
   482,193   Cisco Systems, Inc.*                                         11,124
   178,500   Nokia Corp. ADR                                               1,698
   398,590   QUALCOMM, Inc.                                               15,178
                                                                      ----------
                                                                          28,000
                                                                      ----------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             COMPUTER HARDWARE (2.6%)
    49,255   Apple, Inc.*                                             $   12,671
   308,925   Hewlett-Packard Co.                                          14,223
                                                                      ----------
                                                                          26,894
                                                                      ----------
             COMPUTER STORAGE & PERIPHERALS (0.9%)
   195,700   EMC Corp.*                                                    3,873
    38,800   NetApp, Inc.*                                                 1,641
   262,700   Seagate Technology plc*                                       3,297
                                                                      ----------
                                                                           8,811
                                                                      ----------
             DATA PROCESSING & OUTSOURCED SERVICES (2.7%)
   107,870   Alliance Data Systems Corp.*(a)                               6,200
    62,958   Automatic Data Processing, Inc.                               2,598
    28,100   Computer Sciences Corp.                                       1,274
    53,400   Global Payments, Inc.                                         2,015
   202,534   Visa, Inc. "A"                                               14,856
    75,700   Western Union Co.                                             1,229
                                                                      ----------
                                                                          28,172
                                                                      ----------
             ELECTRONIC COMPONENTS (0.1%)
    48,095   Corning, Inc.                                                   872
                                                                      ----------
             ELECTRONIC MANUFACTURING SERVICES (0.2%)
    88,900   Molex, Inc.                                                   1,752
                                                                      ----------
             INTERNET SOFTWARE & SERVICES (1.6%)
    91,405   eBay, Inc.*                                                   1,911
    30,804   Google, Inc. "A"*                                            14,936
                                                                      ----------
                                                                          16,847
                                                                      ----------
             IT CONSULTING & OTHER SERVICES (0.6%)
    35,025   International Business Machines Corp.                         4,497
    30,700   ManTech International Corp. "A"*                              1,217
                                                                      ----------
                                                                           5,714
                                                                      ----------
             SEMICONDUCTOR EQUIPMENT (0.4%)
   303,400   Applied Materials, Inc.                                       3,580
                                                                      ----------
             SEMICONDUCTORS (3.1%)
   231,130   Altera Corp.                                                  6,407
   145,143   Analog Devices, Inc.(a)                                       4,312
    21,700   Atheros Communications, Inc.*                                   574
   108,100   Broadcom Corp. "A"                                            3,895
   164,710   Intel Corp.                                                   3,393
   125,200   Intersil Corp. "A"                                            1,422
   101,453   Linear Technology Corp.                                       3,234

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   177,400   Marvell Technology Group Ltd.*                           $    2,647
    64,600   Microchip Technology, Inc.(a)                                 1,967
   197,200   National Semiconductor Corp.                                  2,721
    45,200   Texas Instruments, Inc.                                       1,116
    27,320   Xilinx, Inc.                                                    763
                                                                      ----------
                                                                          32,451
                                                                      ----------
             SYSTEMS SOFTWARE (4.0%)
    43,500   BMC Software, Inc.*                                           1,548
   890,347   Microsoft Corp.                                              22,980
   532,968   Oracle Corp.                                                 12,599
    59,100   VMware, Inc. "A"*                                             4,582
                                                                      ----------
                                                                          41,709
                                                                      ----------
             Total Information Technology                                218,416
                                                                      ----------
             MATERIALS (2.1%)
             ----------------
             DIVERSIFIED CHEMICALS (0.7%)
   172,000   Dow Chemical Co.                                              4,701
    62,600   E.I. du Pont de Nemours & Co.                                 2,546
                                                                      ----------
                                                                           7,247
                                                                      ----------
             DIVERSIFIED METALS & MINING (0.3%)
    13,190   Freeport-McMoRan Copper & Gold, Inc.                            943
    43,310   Rio Tinto plc ADR                                             2,249
                                                                      ----------
                                                                           3,192
                                                                      ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.7%)
    28,600   Agrium, Inc.(a)                                               1,802
    73,200   Monsanto Co.                                                  4,234
    14,295   Mosaic Co.                                                      681
                                                                      ----------
                                                                           6,717
                                                                      ----------
             METAL & GLASS CONTAINERS (0.2%)
    43,100   Ball Corp.                                                    2,510
                                                                      ----------
             STEEL (0.2%)
   109,900   Steel Dynamics, Inc.                                          1,574
                                                                      ----------
             Total Materials                                              21,240
                                                                      ----------
             TELECOMMUNICATION SERVICES (1.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
   506,845   AT&T, Inc.                                                   13,148
    72,400   Verizon Communications, Inc.                                  2,104
                                                                      ----------
             Total Telecommunication Services                             15,252
                                                                      ----------

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             UTILITIES (3.2%)
             ----------------
             ELECTRIC UTILITIES (2.5%)
   262,200   American Electric Power Co., Inc.(a)                     $    9,434
    27,800   Entergy Corp.                                                 2,155
   169,400   Exelon Corp.(a)                                               7,086
   108,800   FirstEnergy Corp.                                             4,102
    15,795   NextEra Energy, Inc.                                            826
    47,000   Pinnacle West Capital Corp.                                   1,790
                                                                      ----------
                                                                          25,393
                                                                      ----------
             MULTI-UTILITIES (0.7%)
   135,700   CenterPoint Energy, Inc.                                      1,931
    53,500   Dominion Resources, Inc.                                      2,246
    77,200   MDU Resources Group, Inc.                                     1,525
    86,600   Xcel Energy, Inc.(a)                                          1,904
                                                                      ----------
                                                                           7,606
                                                                      ----------
             Total Utilities                                              32,999
                                                                      ----------
             Total Common Stocks (cost: $966,987)                      1,010,293
                                                                      ----------

             CONVERTIBLE SECURITIES (0.1%)

             FINANCIALS (0.1%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
   789,000   Affiliated Managers Group, Inc. (cost: $771)                    785
                                                                      ----------
             EXCHANGE-TRADED FUNDS (0.7%)
    27,900   MidCap SPDR Trust Series 1                                    3,849
    35,000   SPDR Trust Series 1                                           3,859
                                                                      ----------
             Total Exchange-Traded Funds (cost: $7,306)                    7,708
                                                                      ----------
             Total Equity Securities (cost: $975,064)                  1,018,786
                                                                      ----------
             MONEY MARKET INSTRUMENTS (0.9%)

             MONEY MARKET FUNDS (0.9%)
 9,571,791   State Street Institutional Liquid
             Reserve Fund, 0.27%(b) (cost: $9,572)                         9,572
                                                                      ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (3.1%)

             MONEY MARKET FUNDS (0.9%)
   260,984   BlackRock Liquidity Funds TempFund Portfolio, 0.23%(b)          261
 9,372,604   Fidelity Institutional Money Market Portfolio, 0.29%(b)       9,373
                                                                      ----------
             Total Money Market Funds                                      9,634
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)        SECURITY                                                      (000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (2.2%)
   $ 9,700   Credit Suisse First Boston, LLC, 0.21%,
                acquired on 7/30/2010 and due 8/02/2010 at
                $9,700 (collateralized by $9,900 of
                Freddie Mac(c), 0.17%(d), due 10/25/2010;
                market value $9,896)                                  $    9,700
    12,800   Deutsche Bank Securities, Inc., 0.19%,
                acquired on 7/30/2010 and due 8/02/2010 at
                $12,800 (collateralized by $4,200 of Federal
                Home Loan Bank(c), 4.25%, due 8/15/2013;
                $2,177 of Freddie Mac(c), 6.75%, due 3/15/2031;
                $7,980 of Fannie Mae(c), 4.37%(d), due 1/15/2024;
                and $1,359 of Fannie Mae(c), 5.50%, due 11/19/2029;
                combined market value $13,057)                            12,800
                                                                      ----------
             Total Repurchase Agreements                                  22,500
                                                                      ----------
             Total Short-Term Investments Purchased With Cash
                Collateral From Securities Loaned (cost: $32,134)         32,134
                                                                      ----------
             TOTAL INVESTMENTS (COST: $1,016,770)                     $1,060,492
                                                                      ==========


================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                          (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                      QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                  IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
                               FOR IDENTICAL ASSETS             INPUTS        INPUTS          TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,010,293            $     -            $-     $1,010,293
  Convertible Securities                          -                785             -            785
  Exchange-Traded Funds                       7,708                  -             -          7,708
Money Market Instruments:
  Money Market Funds                          9,572                  -             -          9,572
Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                          9,634                  -             -          9,634
  Repurchase Agreements                           -             22,500             -         22,500
---------------------------------------------------------------------------------------------------
Total                                    $1,037,207            $23,285            $-     $1,060,492
---------------------------------------------------------------------------------------------------

For the period of February 1, 2010* through July 31, 2010, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

*The accounting standard requiring this disclosure was effective for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust

    SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

o   SPECIFIC NOTES

    (a)  The security or a portion thereof was out on loan as of July 31, 2010.

    (b) Rate represents the money market fund annualized seven-day yield at July 31, 2010.

    (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
     on loan of $31,628) (cost of $1,016,770)                          $1,060,492
  Receivables:
     Capital shares sold                                                      661
     Dividends and interest                                                   843
     Securities sold                                                        3,259
     Other                                                                     14
                                                                       ----------
        Total assets                                                    1,065,269
                                                                       ----------
LIABILITIES
  Payables:
     Upon return of securities loaned                                      32,134
     Securities purchased                                                     745
     Capital shares redeemed                                                  489
  Accrued management fees                                                     473
  Accrued transfer agent's fees                                                83
  Other accrued expenses and payables                                         112
                                                                       ----------
        Total liabilities                                                  34,036
                                                                       ----------
           Net assets applicable to capital shares outstanding         $1,031,233
                                                                       ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $1,286,536
  Accumulated undistributed net investment income                             384
  Accumulated net realized loss on investments                           (299,409)
  Net unrealized appreciation of investments                               43,722
                                                                       ----------
           Net assets applicable to capital shares outstanding         $1,031,233
                                                                       ==========
  Capital shares outstanding, unlimited number of shares
     authorized, no par value                                              78,970
                                                                       ==========
  Net asset value, redemption price, and offering price per share      $    13.06
                                                                       ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $8)                      $ 16,502
  Interest                                                                   27
  Securities lending (net)                                                  151
                                                                       --------
  Total income                                                           16,680
                                                                       --------
EXPENSES
  Management fees                                                         5,998
  Administration and servicing fees                                       1,549
  Transfer agent's fees                                                   2,605
  Custody and accounting fees                                               213
  Postage                                                                   136
  Shareholder reporting fees                                                 58
  Trustees' fees                                                             10
  Registration fees                                                          43
  Professional fees                                                         106
  Other                                                                      22
                                                                       --------
        Total expenses                                                   10,740
  Expenses paid indirectly                                                  (44)
  Transfer agent's fees reimbursed (Note 6D)                               (167)
                                                                       --------
        Net expenses                                                     10,529
                                                                       --------
NET INVESTMENT INCOME                                                     6,151
                                                                       --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain                                                      72,632
  Change in net unrealized appreciation/depreciation                     65,758
                                                                       --------
        Net realized and unrealized gain                                138,390
                                                                       --------
  Increase in net assets resulting from operations                     $144,541
                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                               2010             2009
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                  $    6,151      $     8,926
  Net realized gain (loss) on investments                    72,632         (325,260)
  Change in net unrealized appreciation/depreciation
     of investments                                          65,758           12,059
                                                         ---------------------------
     Increase (decrease) in net assets resulting
        from operations                                     144,541         (304,275)
                                                         ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (6,082)          (9,327)
                                                         ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                 121,726          126,823
  Reinvested dividends                                        5,976            9,165
  Cost of shares redeemed                                  (162,054)        (188,203)
                                                         ---------------------------
     Decrease in net assets from capital share
        transactions                                        (34,352)         (52,215)
                                                         ---------------------------
  Net increase (decrease) in net assets                     104,107         (365,817)

NET ASSETS
  Beginning of year                                         927,126        1,292,943
                                                         ---------------------------
  End of year                                            $1,031,233      $   927,126
                                                         ===========================
Accumulated undistributed net investment income:
  End of year                                            $      380      $       311
                                                         ===========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                 9,397           12,058
  Shares issued for dividends reinvested                        461              873
  Shares redeemed                                           (12,552)         (18,303)
                                                         ---------------------------
     Decrease in shares outstanding                          (2,694)          (5,372)
                                                         ===========================

See accompanying notes to financial statements.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

       at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include those valued at cost as discussed in Note 1A.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

    currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $44,000 and less than $500, respectively.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $4,000, which represents 2.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for basis adjustment from sales of partnership interest resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $13,000, increase accumulated undistributed net investment income by $4,000, and decrease accumulated net realized loss on investments by $9,000. This reclassification had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2010, and 2009, was as follows:

                                                     2010                2009
                                                 -------------------------------
Ordinary income*                                 $6,082,000           $9,327,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $     386,000
Undistributed capital and other losses                              (283,377,000)
Unrealized appreciation of investments                                27,691,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had capital loss carryovers of $283,377,000, for federal income tax purposes, which if not offset by subsequent capital gains, will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

--------------------------------------------
          CAPITAL LOSS CARRYOVERS
--------------------------------------------
EXPIRES                            BALANCE
-------                         ------------
 2017                           $117,707,000
 2018                            165,669,000
                                ------------
                      Total     $283,377,000
                                ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $913,200,000 and $940,985,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $1,032,801,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2010, for federal income tax purposes, were $83,128,000 and $55,437,000, respectively, resulting in net unrealized appreciation of $27,691,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

default in securities-lending transactions. For the year ended July 31, 2010, the Fund received securities-lending income of $151,000, which is net of the 20% income retained by Wachovia. As of July 31, 2010, the Fund loaned securities having a fair market value of approximately $31,628,000 and received cash collateral of $32,134,000 for the loans which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The performance period for the Fund consists of the current month plus the previous 35 months.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $5,998,000, which included a (0.02%) performance adjustment of $(199,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles, BHMS, and UBS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $466,000.

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $420,000.

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to BHMS, of $621,000.

    The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to UBS, of $768,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,549,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

    certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the Manager $41,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,605,000.

    During the year ended July 31, 2010, SAS reimbursed the Fund $167,000 for corrections in fees paid for the administration and servicing of certain accounts.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements other than noted below.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Effective August 1, 2010, the Fund will offer a new class of shares, Adviser Shares, which are intended for persons purchasing shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                YEAR ENDED JULY 31,
                                                      --------------------------------------------------------------------
                                                            2010           2009          2008          2007           2006
                                                      --------------------------------------------------------------------
Net asset value at beginning of period                $    11.35       $  14.86    $    19.26    $    18.14     $    19.16
                                                      --------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      .08            .11           .12           .13            .10
  Net realized and unrealized gain (loss)                   1.71          (3.51)        (1.80)         3.08            .16
                                                      --------------------------------------------------------------------
Total from investment operations                            1.79          (3.40)        (1.68)         3.21            .26
                                                      --------------------------------------------------------------------
Less distributions from:
  Net investment income                                     (.08)          (.11)         (.11)         (.13)          (.10)
  Realized capital gains                                       -              -         (2.61)        (1.96)         (1.18)
                                                      --------------------------------------------------------------------
Total distributions                                         (.08)          (.11)        (2.72)        (2.09)         (1.28)
                                                      --------------------------------------------------------------------
Net asset value at end of period                      $    13.06       $  11.35    $    14.86    $    19.26     $    18.14
                                                      ====================================================================
Total return (%)*                                          15.74(b)      (22.81)       (10.69)        18.46(a)        1.22
Net assets at end of period (000)                     $1,031,233       $927,126    $1,292,943    $1,531,563     $1,376,986
Ratios to average net assets:**
  Expenses (%)(c)                                           1.04(b)        1.12          1.00           .99(a)        1.01
  Net investment income (%)                                  .60            .99           .74           .57            .59
Portfolio turnover (%)                                        91            100            83           119            179

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

 ** For the year ended July 31, 2010, average net assets were $1,032,109,000.

(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred.
    The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) During the year ended July 31, 2010, SAS reimbursed the Fund $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.02%. This decrease is excluded from the expense ratios above.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                            (.00%)(+)      (.01%)        (.01%)        (.01%)         (.02%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                         EXPENSES PAID
                                    BEGINNING           ENDING           DURING PERIOD*
                                  ACCOUNT VALUE      ACCOUNT VALUE     FEBRUARY 1, 2010 -
                                 FEBRUARY 1, 2010    JULY 31, 2010      JULY 31, 2010
                                 --------------------------------------------------------
Actual                              $1,000.00          $1,044.33            $5.17

Hypothetical
 (5% return before expenses)         1,000.00           1,019.74             5.11

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 4.43% for the six-month period of February 1, 2010, through July 31, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENTS

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% for the same time periods. The Board noted management's discussion of the Fund's performance and took into account actions taken with respect to the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

================================================================================

                                                       ADVISORY AGREEMENTS |  55

================================================================================

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted previously, the Board considered the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

compliance program; (iii) the performance of the Fund is being addressed; and
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
         (8722)                      or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

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   23431-0910                                (C)2010, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2010 and 2009 were $359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    September 30, 2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    September 30, 2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    September 30, 2010
         ------------------------------


*Print the name and title of each signing officer under his or her signature.